Execution Version

Energy XXI (Bermuda) Limited

1,000,000 Shares

7.25% Convertible Perpetual Preferred Stock
($.001 par value per Share)

Underwriting Agreement

December 8, 2009

Underwriting Agreement

December 8, 2009
UBS Securities LLC
Credit Suisse Securities (USA) LLC

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

Energy XXI (Bermuda) Limited, a corporation organized under the laws of Bermuda (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 1,000,000 shares (the “Firm Shares”) of 7.25% convertible perpetual preferred stock, $.001 par value per share (the “Preferred Stock”), of the Company.  In addition, solely for the purpose of covering over-allotments, the Company proposes to the Underwriters the option to purchase from the Company up to an additional 100,000 shares of Preferred Stock (the “Additional Shares”).  The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.”  In addition to the issuance and sale of the Shares to the Underwriters, the Company intends to simultaneously issue and sell 90,000,000 shares of common stock, $.001 par value per share (the “Common Stock”).  The Shares are described in the Prospectus, which is referred to below.

The Shares will be convertible, subject to certain conditions set forth in the certificate of designation establishing the Shares (the “Certificate of Designation”), for shares of Common Stock, in accordance with the terms of the Shares.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-148713) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).  Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act.  Such registration statement, as so amended, has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b)

under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Shares.  Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement.  Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Applicable Time” as used herein, means the date and time that this Agreement is executed and delivered by the parties hereto.

“Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Shares, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act).  The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted

Free Writing Prospectus.

“Underlying Shares,” as used herein, means shares of Common Stock into which the Shares are convertible or shares of Common Stock that may be issued as dividends on the Shares or may otherwise be issued in respect of the Shares.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading.  The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.  The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.           Sale and Purchase.  Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $97.00 per Share.  The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.  You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm

Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares.  The Over-Allotment Option may be exercised by UBS Securities LLC (“UBS”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company.  Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised.  The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS and Credit Suisse may determine to eliminate fractional Shares), subject to adjustment in accordance with Section 8 hereof.

2.           Payment and Delivery.  Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on December 14, 2009 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof).  The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.”  Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Shares.  Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Baker Botts L.L.P. at 910 Louisiana, Houston, Texas 77002, at 10:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3.           Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters that:

(a)           Registration.  The Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

(b)           Form of Documents; No Material Misstatements or Omissions.  The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at the Applicable Time, at the time of purchase and each additional time of purchase, if any, the Disclosure Package (together with the public offering price per Share, number of Firm Shares and number of Additional Shares) does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date, the date it was or will be filed with the Commission, as of the date hereof (if filed with the Commission on or prior to the date hereof), at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act;  each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); on the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and at the time of purchase, each additional purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares the Prospectus, as then amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus, when considered together with the Disclosure Package (together with the public offering price per share, the number of Firm Shares and the number of Additional Shares) as of the Applicable Time, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)           Offering Material.  Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company.

(d)           Capitalization.  As of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization,” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the passing of the proposed amendment to increase the Company’s authorized capital to 1,000,000,000 shares of Common Stock to be voted upon at the Company’s 2009 Annual General Meeting of Shareholders on December 11, 2009 (the “Authorized Capital Amendment”) and to the issuance of shares of Common Stock upon exercise of stock options disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(e)           Formation.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and the Certificate of Designation and to issue, sell and deliver the Shares as contemplated herein.  Each of Energy XXI (US Holdings) Limited, Energy XXI, Inc., Energy XXI USA, Inc. Energy XXI Gulf Coast, Inc., Energy XXI Services, LLC, Energy XXI GOM, LLC (“EXXI GOM”), Energy XXI Texas Onshore, LLC (formerly Energy XXI Texas GP, LLC) and Energy XXI Onshore, LLC, (formerly Energy XXI Texas, LP) (collectively the “Subsidiaries”) has been duly incorporated or formed and is currently existing as a corporation or limited liability company, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as currently conducted or as it is to be conducted as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(f)            Foreign Qualification.  The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation or limited liability company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from The NASDAQ Capital Market (the “NASDAQ”) (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”).

(g)           Subsidiaries.  The Company has no subsidiaries (as defined under the Act) other than the Subsidiaries; the Company, directly or indirectly, owns all of the issued and outstanding capital stock or membership interests of each of the Subsidiaries; other than the capital stock  or membership interests of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the Memorandum of Association, Bye-Laws, Certificate of Incorporation or Certificate of Designation or any of the organizational documents (collectively “Organizational Documents”) of the Company and each of the Subsidiaries and all amendments thereto have been delivered to you, and, other than amendments to the Company’s Memorandum of Association and Bye-Laws entered into in connection with the Authorized Capital Amendment, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase except as disclosed in the Disclosure Package or for any Certificate of Designation or other changes to the Company’s Organizational Documents to be made in connection with the issuance of the Shares; all of the outstanding shares of capital stock  or membership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except for liens pursuant to the Amended and Restated First Lien Credit Agreement, dated June 8, 2007, among the Energy XXI GOM, various financial institutions, as lenders, The Royal Bank of Scotland plc, as Administrative Agent, RBS Securities Corporation and BNP Paribas, as Joint Lead Arrangers and Joint Bookrunners, BNP Paribas, as Syndication Agent, and Guaranty Bank, FSB and BMO Capital Markets Financing, Inc., as Co-Documentation Agents, as amended (the “First Lien Facility”), and the Indenture, dated November 12, 2009, among Energy XXI Gulf Coast, Inc., the Guarantors named therein and Wilmington Trust FSB, as trustee, governing Energy XXI Gulf Coast, Inc.’s 16% Second Lien Junior Secured Notes due 2014 (the “Second Lien Notes Indenture”), are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(h)           Valid Shares. The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to Bermuda’s The Companies Act of 1981 or the Organizational Documents of the Company or any of the Subsidiaries or any agreement or other instrument to which the Company is a party or to which it is bound; the Shares, when issued, will conform in all material respects to the to the description provided in the Prospectus Supplement and such description conforms in all material respects to the rights set forth in the instruments defining the same, including the Certificate of Designation.

(i)            Valid Underlying Shares. When the Shares are delivered and paid for pursuant to this Agreement, such Shares will be convertible into the Underlying Shares in accordance with their terms.  The Underlying Shares initially issuable upon conversion of such Shares have been duly authorized and reserved for issuance upon such conversion; when issued upon conversion of the Shares, will be fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; and, when issued upon conversion of the Shares, will be free of any restriction upon the voting or transfer thereof pursuant to Bermuda’s The Companies Act of 1981 or the Organizational Documents of the Company or any of the Subsidiaries or any agreement or other instrument to which the Company is a party or to which it is bound.

(j)            The Certificate of Designation. The Certificate of Designation has been duly authorized by the Company and conforms in all material respects to the description thereof contained in the Prospectus.

(k)           Conforming Stock.  The capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(l)            Authorization of this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(m)           No Existing Default.  Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its Organizational Documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to it or any of its properties, except for such breaches, violations or defaults pursuant to subsection (B), (C), (D) or (E) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)           No Conflicts.  The execution, delivery and performance of this Agreement and the Certificate of Designation, the issuance and sale of the Shares, the issuance of the Underlying Shares upon conversion of the Shares, and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the Organizational Documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except for such breaches, violations or defaults pursuant to subsection (B), (C), (D) or (E) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)           No Consents.  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares, the issuance of the Underlying Shares upon conversion of the Shares, or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(p)           No Preemptive Rights, Registration Rights or Options.  Except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Preferred Stock or Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Preferred Stock or Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Preferred Stock or Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby.

(q)           Authority to Conduct Business.  Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(r)           No Legal Action.  There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

(s)           Auditor.  UHY LLP, whose reports on (i) the consolidated financial statements of the Company and the Subsidiaries and (ii) the Statement of Revenues and Direct Operating Expenses related to the oil and gas properties (the “Acquired Properties”) to be acquired from MitEnergy Upstream, LLC (“MitEnergy”) pursuant to the Purchase and Sale Agreement dated November 20, 2009 between Energy XXI, Inc. and MitEnergy (the “PSA”) are included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board.

(t)           PSA.  The PSA has been duly authorized, executed and delivered, and constitutes a valid, binding and enforceable agreement in accordance with its terms except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors’ rights generally.

(u)           Financial Statements.  The financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and the Subsidiaries for the periods specified and the revenues and direct operating expenses of the Acquired Properties for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply in all material respects with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.

(v)           No Material Changes.  Subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been, other than the issuance of Common Stock as of the time of purchase or as disclosed in the Disclosure Package (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock, other than such changes to the capital stock of the Company made in connection with the Authorized Capital Amendment, or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

(w)           Lock-Up Agreements.  The Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and each beneficial owner of more than 5% of the Common Stock named in Exhibit A-1 hereto.

(x)            Investment Company.  Neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a “passive foreign investment company” or a “controlled foreign corporation,” as such terms are defined in the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(y)           Title to Assets.  The Company and each of the Subsidiaries have generally satisfactory title to their respective oil and gas properties, title investigations having been carried out by the Company or the Subsidiaries in accordance with practice in the oil and gas industry in the areas in which the Company and the Subsidiaries operate, and good and marketable title to the other real and personal property reflected in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus, the Permitted Free Writing Prospectuses, if any and the First Lien Facility and the Second Lien Notes Indenture, or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, except (i) as described, and subject to limitations contained, in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus; the working interests derived from oil, gas and mineral leases or mineral interests which constitute a portion of the real property held or leased by the Company and its Subsidiaries reflect in all material respects the right of the Company and its Subsidiaries to explore, develop or produce hydrocarbons from such real property, and the care taken by the Company and its Subsidiaries with respect to acquiring or otherwise procuring such leases or other property interests was generally consistent with standard industry practices in the areas in which the Company operates for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons.

(z)            Labor.  Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries.

(aa)         Environmental Matters.  Except as would not, individually or in the aggregate, result in a Material Adverse Effect:  (i) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below); (ii) there are no events, conditions or circumstances known to the Company that would reasonably be expected to give rise to any costs or liabilities to the Company or any Subsidiary under Environmental Laws; and (iii) neither the Company nor any of the Subsidiaries has received any written notice of an action, suit, claim, investigation, notice of violation, judgment, order or proceeding, in each case relating to any liability under any Environmental Law or any release or, to the Company’s knowledge, threatened release of any Hazardous Materials (as defined below) by the Company or any of its Subsidiaries (as used herein, “Environmental Law” means any federal, state or local law, statute, ordinance, rule (including, without limitation, rules of common law), regulation, order, decree, judgment, injunction, permit, license, authorization or other legally enforceable binding requirement relating to health or safety (to the extent such health or safety relates to exposure to Hazardous Materials) or the protection of the environment or natural resources, including those relating to the distribution, generation, treatment, storage, disposal, transportation or release of Hazardous Materials, and “Hazardous Materials”

means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or that gives rise to liability under any Environmental Law).

(bb)         Tax Returns.  All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(cc)          Insurance Coverage.  The Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which the Company believes is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any, except as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

(dd)         No Contract Termination.  Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

(ee)          Maintenance of Internal Controls.  The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff)           Disclosure and Control Procedures.  The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the

Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all “significant deficiencies” and “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Act) of the Company, if any, have been identified to the Company’s independent registered public accountants and are disclosed in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NASDAQ promulgated thereunder.

(gg)         Forward Looking Statements.  Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith.

(hh)         Statistical or Market-Related Data.  All statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

(ii)           Illegal Payments.  Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or a Permitted Free Writing Prospectuses, if any.

(jj)            Money Laundering Laws.  The operations of the Company and the

Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(kk)          OFAC Sanctions.  Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)           Independent Petroleum Engineers.  Netherland, Sewell & Associates, Inc. (“NSAI”), whose reports regarding the oil and gas reserves of the Company and its Subsidiaries (the “Reserve Reports”) are referenced in the Pre-Pricing Prospectus and the Prospectus, and who has delivered the letter referenced to in Section 6(e) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent engineering firm with respect to the Company.

(mm)        Information Underlying Reserve Report.  The factual information underlying the estimates of proved oil and gas reserves of the Company and the Subsidiaries, which was supplied by the Company and the Subsidiaries to NSAI for the purposes of preparing the Reserve Reports, including, without limitation, production volumes, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves and intervening market commodity price fluctuations, the Company and the Subsidiaries are not aware of any facts or circumstances that would result in a material adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Registration Statement, Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus and as reflected in the Reserve Report; estimates of such reserves and present values as described in the Registration Statement, Pre-Pricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus and reflected in the Reserve Report comply in all material respects with the applicable requirements of Regulation S-X and Industry Guide 2 under the Act.

(nn)         Gas Imbalances; Prepayments. On a net basis there are no gas imbalances,

take-or-pay or other prepayments that would require the Company or any of its subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding one-half bcf of gas (on an mcf equivalent basis) in the aggregate, other than as would not result in a Material Adverse Effect.

(oo)         Subsidiary Distributions.  No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Disclosure Package.

(pp)         Delisting Notice.  The Company has not received any notice from the NASDAQ regarding the delisting of the Common Stock from the NASDAQ.

(qq)         Finder’s or Broker’s or Agent’s Commissions.  Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(rr)           Price Stabilization or Manipulation.  Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ss)          FINRA Associations.  To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors (with the exception of Hill A. Feinberg’s association or affiliation with First Southwest Company) or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4.           Certain Covenants of the Company.  The Company hereby agrees:

(a)           to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)           to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

(c)            if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d)           if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e)            if the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, to file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Shares, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form reasonably satisfactory to you; and (ii) use its reasonable efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any;

(f)            to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(g)           subject to Section 4(f) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(h)           to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(f) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(i)            to make generally available to its security holders, and to deliver to you, an earnings statement of the Company which will satisfy, on a timely basis, the provisions of Section 11(a) of the Act and Rule 158 under the Act;

(j)            to furnish to you copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k)            to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(d) hereof;

(l)            to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement;

(m)           to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any registration of the Shares under the Exchange Act, (vi) any filing for review of the public offering of the Shares by FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, out of pocket expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) the performance of the Company’s other obligations hereunder;

(n)           to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(o)           beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of UBS and Credit Suisse, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Preferred Stock or Common Stock or any other securities of the Company that are substantially similar to Preferred Stock or Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Preferred Stock or Common Stock or any other securities of the Company that are substantially similar to Preferred Stock or Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Preferred Stock or Common Stock or any other securities of the Company that are substantially similar to Preferred Stock or Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Preferred Stock or Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares, as contemplated by this Agreement, and the Common Stock (B) issuances of

Underlying Shares upon the conversion of the Preferred Stock or the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (D) the issuance of Common Stock to the Company’s independent directors pursuant to the 2006 Long-Term Incentive Plan of Energy XXI Services, LLC, and (E) the issuance of up to 500,000 shares of Common Stock to employees, directors and other service providers of the Company and its subsidiaries pursuant to the Employee Stock Purchase Plan of Energy XXI Services, LLC; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(o) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(p)           not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

(q)           not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(r)            to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares; and

(s)            to reserve and keep available at all times, free of preemptive rights, a sufficient number of its Underlying Shares for the purpose of enabling the Company to satisfy any obligation to issue its Underlying Shares upon conversion of the Shares.

5.           Reimbursement of the Underwriters’ Expenses.  If, after the execution and delivery of this Agreement, the Shares are not delivered for any reason other than the termination of this Agreement pursuant (a) to the fifth paragraph of Section 8 hereof, (b) Clause (A), (C), (D) or (E) of Clause (2) of the second paragraph of Section 7 hereof or (c) the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6.           Conditions of the Underwriters’ Obligations.  The several obligations of the

Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligation hereunder and to the following additional conditions precedent:

(a)           The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Vinson & Elkins L.L.P., counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to UBS and Credit Suisse, in the form set forth in Exhibit B hereto.

(b)           The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Bo Boyd, the Company’s Vice President of Law, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to UBS and Credit Suisse, in the form set forth in Exhibit C hereto.

(c)           You shall have received at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Appleby Hunter Bailhache, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and Credit Suisse, in the form set forth in Exhibit D.

(d)           You shall have received from UHY LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) in the forms satisfactory to UBS and Credit Suisse, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(e)           You shall have received from NSAI letters, dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (i) confirming that as of the date of the Reserve Reports, it was an independent reserve engineer with respect to the Company and its Subsidiaries and no information has come to its attention that could reasonably be expected to cause it to withdraw its Reserve Reports and (ii) otherwise in form and substance acceptable to UBS and Credit Suisse.

(f)           You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Baker Botts L.L.P., counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and Credit Suisse.

(g)           You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Conyers Dill & Pearman, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and Credit Suisse.

(h)           No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(i)            The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act.  The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(j)            Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(k)            The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit E hereto.

(l)            You shall have received each of the signed Lock-Up Agreements referred to in Section 3(w) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(m)           The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(n)           The Company shall have executed and delivered the Certificate of Designation at or prior to the time of purchase.

(o)           FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

7.           Effective Date of Agreement; Termination.  This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS and Credit Suisse, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the judgment of UBS and Credit Suisse, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the NYSE Amex Equities or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of UBS and Credit Suisse, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If UBS and Credit Suisse elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement,

is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.            Increase in Underwriters’ Commitments.  Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided.  Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company.  Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.           Indemnity and Contribution.

(a)           The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)           Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)           If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.  The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 120 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)           If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares.  The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)           The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f)           The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any of their respective partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.  The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

10.           Information Furnished by the Underwriters.  The statements set forth on the cover page of the Prospectus Supplement and the statements set forth in the Underwriting section of the Prospectus Supplement, under the headings Over-Allotment Option, Commissions and

Discounts and Price Stabilization, Short Positions, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.

11.           Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department, and to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at c/o Energy XXI U.S.A., Inc., Suite 2626, 1021 Main, Houston, Texas 77002 (facsimile: 713-351-3300), Attention: Bo Boyd, Vice President of Legal.

12.           Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.           Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party.  Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14.           Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.           No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the

Company’s securities.  The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof.  The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company, and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters).  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16.           Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17.           Successors and Assigns.  This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

18.           Miscellaneous.  UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG.  Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.  Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,

ENERGY XXI (BERMUDA) LIMITED

By:	/s/ John D. Schiller, Jr.
Name: John D. Schiller, Jr.
Title: Chairman and Chief Executive Officer

Signature Page to the Preferred Stock Underwriting Agreement

Accepted and agreed to as of the date
first above written.

By: UBS Securities LLC

By:	/s/ Zach Jordan
Name:	Zach Jordan
Title:	Executive Director

By:	/s/ Joel Foote
Name:	Joel Foote
Title:	Managing Director

By: Credit Suisse Securities (USA) LLC

By:	/s/ Timothy E. Perry
Name:	Timothy E. Perry
Title:	Managing Director

Signature Page to the Preferred Stock Underwriting Agreement

SCHEDULE A

Underwriter	Number of Firm Shares
UBS SECURITIES LLC	600,000
CREDIT SUISSE SECURITIES (USA) LLC	400,000
Total	1,000,000

SCHEDULE B

Issuer Free Writing Prospectus dated December 8, 2009 Relating to Preliminary Prospectus Supplements dated December 1, 2009 Filed pursuant to Rule 433 Registration Statement No. 333-148731
90,000,000 shares of Common Stock and $100 million 7.25% Convertible Perpetual Preferred Stock

This term sheet relates to the concurrent offerings of common stock (the “Common Stock Offering”) and convertible perpetual preferred stock (the “Convertible Preferred Stock Offering”) described below and should be read together with the preliminary prospectus supplement dated December 1, 2009 relating to the Common Stock Offering or (ii) the preliminary prospectus supplement dated December 1, 2009 relating to the Convertible Preferred Stock Offering, respectively, together in each case with the documents incorporated by reference therein and the accompanying prospectus dated March 18, 2008, before making a decision in connection with an investment in the securities.  The information in this term sheet supersedes the information contained in the preliminary prospectus supplements to the extent that it is inconsistent therewith.  Terms used but not defined herein have the meaning ascribed to them in the preliminary prospectus supplements.

General

Issuer:	Energy EXXI (Bermuda) Limited

Ticker/Exchange:	EXXI/NASDAQ

Convertible Preferred Stock Offering

The Security:	Convertible Perpetual Preferred Stock

Offering Size:	$100,000,000 (1,000,000 shares)

Over-allotment Option:	$10,000,000 (10% or 100,000 shares)

Joint-Bookrunners:	UBS Investment Bank, Credit Suisse

Maturity:	Perpetual

Denomination:	$100 and integral multiples thereof

Issue Price / Liquidation Preference:	$100 per share, plus accumulated and unpaid dividends

Underwriting Discount:	$3.00 per share (3.00%)

Net Proceeds:
EXXI estimates that the net proceeds from the Convertible Preferred Stock Offering, after deducting underwriting discounts and commission and estimated offering expenses, will be approximately $97.0 million (or approximately $106.7 million if the underwriters exercise their option to purchase additional shares in full)

Use of Proceeds:	Energy XXI intends to use the proceeds from the Convertible Preferred Stock Offering, together with the proceeds from the Common Stock Offering and cash on hand, to finance the MitEnergy acquisition

Cumulative Dividends:	7.25% per annum ($7.25 per annum per share), payable quarterly in arrears on each March 15, June 15, September 15 and December 15 of each year, commencing March 15, 2010

Method of Payment of Dividends:
Dividends on the Convertible Preferred Stock may be paid in cash or, where freely transferable by any non-affiliate recipient thereof, shares of EXXI common stock, or a combination thereof. If EXXI elects to make any payment, or any portion thereof, in shares of EXXI common stock, such shares shall be valued for such purpose at 95% of the Market Value of EXXI common stock as determined on the second trading day immediately prior to the record date for such dividend. EXXI will give the holders of the notes notice of any such election 15 business days prior to the record date for such dividend

Conversion Premium:	Approximately 20% above the Price to Public in the concurrent Common Stock Offering

Initial Conversion Rate:	43.8596 shares of EXXI common stock per share of Convertible Preferred Stock (subject to adjustment)

Initial Conversion Price:	Approximately $2.28 per share of EXXI common stock (subject to adjustment)

Conversion Rate Adjustment:	Standard adjustments to Conversion Rate and Conversion Price for dilutive events.

Redemption Rights:	Convertible Preferred Stock will not be redeemable by EXXI

Mandatory Conversion:
On or after December 15, 2014, EXXI may cause the Convertible Preferred Stock to be automatically converted into a number of shares of EXXI common stock for each share of Convertible Preferred Stock equal to the then prevailing conversion rate if, for at least 20 trading days in a period of 30 consecutive trading days, the Daily VWAP of EXXI common stock equals or exceeds 150% of the then-prevailing conversion price

Ranking:	Preferred

Listing:	The Convertible Preferred Stock will not be listed on a public exchange

Form:	Registered

Settlement:	DTC

Governing Law:	Bermuda

Special Rights upon a Fundamental Change:
If a holder converts its Convertible Preferred Stock at any time beginning at the opening of business on the trading day immediately following the effective date of a fundamental change (as described under ‘‘Description of preferred stock — Special rights upon a fundamental change’’) and ending at the close of business on the 30th trading day immediately following such effective date, the holder will automatically receive a number of shares of EXXI common stock equal to the greater of:
▪          (i) a number of shares of EXXI common stock, as described under ‘‘Description of preferred stock — Conversion rights’’ and subject to adjustment as described under ‘‘Description of preferred stock — Conversion Rate Adjustment’’ (with such adjustment or cash payment for fractional shares as EXXI may elect, as described under “Description of preferred stock — No Fractional Shares”) plus (ii) the make-whole premium, if any, described below under ‘‘— Determination of the make-whole premium’’; and
▪         a number of shares of EXXI common stock equal to the lesser of (i) the liquidation preference divided by the Market Value of EXXI common stock on the effective date of a fundamental change and (ii) 105.2632 (subject to adjustment)

Determination of the Make-Whole Premium:
If a holder elects to convert its shares of Convertible Preferred Stock upon the occurrence of a fundamental change, in certain circumstances, EXXI will increase the conversion rate (the “make-whole premium”) by reference to the table below:

	Number of Additional Shares (per $100 liquidation preference)
	Stock Price ($)[1]
Effective Date	$1.90	$2.25	$2.50	$2.75	$3.00	$3.25	$3.50	$3.75	$4.00	$4.50	$5.00	$6.00	$7.00	$8.00	$9.00	$10.00
December 14, 2009	8.7720	7.6995	6.4220	5.4109	4.5952	3.9269	3.3722	2.9067	2.5125	1.8870	1.4206	0.7952	0.4232	0.2022	0.0765	0.0145
December 15, 2010	8.7720	7.0027	5.8084	4.8698	4.1175	3.5045	2.9982	2.5752	2.2183	1.6547	1.2368	0.6801	0.3521	0.1600	0.0536	0.0032
December 15, 2011	8.7720	6.2838	5.1618	4.2909	3.6008	3.0446	2.5896	2.2125	1.8967	1.4021	1.0387	0.5592	0.2801	0.1195	0.0339	0.0023
December 15, 2012	8.7720	5.5230	4.4467	3.6297	2.9973	2.4992	2.1004	1.7765	1.5098	1.1008	0.8065	0.4248	0.2058	0.0820	0.0189	0.0009
December 15, 2013	8.7720	4.6819	3.5806	2.7736	2.1781	1.7348	1.4010	1.1462	0.9484	0.6666	0.4783	0.2457	0.1138	0.0395	0.0043	0.0023
December 15, 2014and thereafter	8.7720	4.1474	2.8287	1.7739	0.9365	0.3015	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

(1) The stock prices set forth in the table will be adjusted as of any date on which the Conversion Rate of the Convertible Preferred Stock is adjusted by multiplying the applicable price in effect immediately before the adjustment by a fraction:
▪          whose numerator is the Conversion Rate immediately before the adjustment; and
▪          whose denominator is the adjusted Conversion Rate

In addition, EXXI will adjust the number of additional shares in the table at the same time, in the same manner in which, and for the same events for which, EXXI must adjust the Conversion Rate as described under ‘‘Description of preferred stock — Conversion Rate Adjustment.’

The exact stock price and effective date may not be set forth on the table, in which case:
▪         if the stock price is between two stock prices on the table or the effective date is between two effective dates on the table, the make-whole premium will be determined by straight-line interpolation between make-whole premium amounts set forth for the higher and lower stock prices and the two effective dates, as applicable, based on a 365-day year;
▪         if the stock price is in excess of $10.00 per share (subject to adjustment in the same manner as the stock price) no make-whole premium will be paid, and
▪         if the stock price is less than or equal to $1.90 per share (subject to adjustment in the same manner as the stock price), no make-whole premium will be paid

CUSIP:	29274U 200

ISIN:	US29274U2006

Common Stock Offering

The Security:	Common stock, par value $0.001 per share

Offering Size:	90,000,000 shares

Over-allotment Option:	13,500,000 shares

Price to Public	$1.90 per share

Joint-Bookrunners:	UBS Investment Bank, Credit Suisse

Co-Managers:
Capital One Southcoast
Dahlman Rose & Company
Morgan Keegan & Company, Inc.
Scotia Capital
SMH Capital Inc.
TD Securities
Canaccord Adams Ltd.
CRT Capital Group LLC
Johnson Rice & Company L.L.C.
Natixis Bleichroeder LLC
Pritchard Capital Partners, LLC
Rodman & Renshaw, LLC
Macquarie Capital
Sunrise Securities Corp.

Net Proceeds:
EXXI estimates that the net proceeds from the Common Stock Offering, after deducting underwriting discounts and commission and estimated offering expenses, will be approximately $160.0 million (or approximately $184.3 million if the underwriters exercise their option to purchase additional shares in full)

Use of Proceeds:	Energy XXI intends to use the proceeds from the Common Stock Offering, together with the proceeds from the Convertible Preferred Stock Offering and cash on hand, to finance the MitEnergy acquisition

CUSIP	G10082108

ISIN	BMG100821088

Other Offering Information

Pricing Date:	December 8, 2009

Trade Date:	December 9, 2009

Settlement Date:	December 14, 2009 (T+3)

Capitalization
The “Pro Forma” column of the Capitalization table in each of the preliminary prospectus supplements is revised as follows: Cash and cash equivalents is $114.7 million, Additional paid in capital is $880.4 million, Total stockholders’ equity is $401.3 million and Total capitalization is $1,256.9 million.

Ratio of earnings to fixed charges and preferred stock dividends
The “Pro Forma” columns of the table under “Ratio of earnings to fixed charges and preferred stock dividends” in the preliminary prospectus supplement relating to the Convertible Preferred Stock Offering is 1.27 for the Quarter ended September 30, 2009.  The coverage deficiency necessary for the ratio of earnings to fixed charges and preferred stock dividends to equal 1.00x (one-to-one coverage) was $546.8 million for the pro forma year ended June 30, 2009.

Prior to purchasing the common stock being offered pursuant to the preliminary prospectus supplement, on December 8, 2009, one of the underwriters purchased, on behalf of the syndicate, 200,300 shares of common stock at an average price of $1.9187 per share.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling UBS Securities LLC toll free at 1-888-827-7275 or Credit Suisse Securities (USA) LLC toll free at 1-800-221-1037.

EXHIBIT A

Lock-Up Agreement

December 1, 2009

UBS Securities LLC
Credit Suisse Securities (USA) LLC

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Energy XXI (Bermuda) Limited, a Bermuda corporation (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $.001 per share, of the Company (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Credit Suisse Securities (USA) LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing,  (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).  The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering.  The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Credit Suisse Securities (USA) LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

*     *     *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT A-1

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position

1.John D. Schiller, Jr.	Chairman and Chief Executive Officer

2.Steve Weyel	Director, President and Chief Operating Officer

3.David West Griffin	Director and Chief Financial Officer

4.Ben Marchive	Senior Vice President, Operations

5.Todd Reid	Senior Vice President Marketing & Risk Management

6.J. Granger Anderson III	Vice President, Land

7.Bo Boyd	Vice President of Law

8.Stewart Lawrence	Vice President of Investor Relations and Communications

9.Hugh Menown	Vice President, Chief Accounting Officer and Chief Information Officer

10.Steve Nelson	Vice President of Drilling and Production

11.Tom O’Donnell	Vice President of Corporate Development and Planning

12.Rick Fox	Vice President, Controller

13.Kerry McDonough	Vice President, Human Resources and Administration

14.William Colvin	Director

15.Paul Davison	Director

16.David Morris Dunwoody	Director

17.Hill A. Feinberg	Director

A-1-1

EXHIBIT B

FORM OF OPINION OF VINSON & ELKINS

1.
Organization and Good Standing.  Each of the Company’s subsidiaries listed on Annex A (the “Delaware Subsidiaries”) hereto has been duly organized or incorporated and is validly existing as a limited liability company or corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted or as to be conducted, in each case as described in the Disclosure Package and the Prospectus.

2.
Valid Capital Stock.  All of the issued shares of capital stock of the Delaware Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise disclosed in the Disclosure Package and the Prospectus, are owned directly or indirectly by the Company, in each case subject to no security interest, other encumbrance or adverse claim (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware, Louisiana or Texas naming such subsidiary as a debtor is on file as of a recent date in the office of the Secretary of State of the States of Delaware, Louisiana or Texas or (B) otherwise known to us, without independent investigation, in each case, other than liens in connection with the First Lien Facility.

3.
No Conflicts.  The execution, delivery and performance of the Underwriting Agreement and the Certificate of Designation, the issuance and sale of the Shares, the issuance of the Underlying Shares upon conversion of the Shares, and the consummation of the transactions contemplated thereby will not conflict with, require any approval, authorization or consent under, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the Organizational Documents of any of the Delaware Subsidiaries, (ii)  any agreement or other instrument filed as an exhibit to the Registration Statement or any Incorporated Document, (iii) the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the laws of the State of Texas or federal law other than the registration of the Shares under the Act, which has been effected (except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters nor any opinion with respect to the Conduct Rules of FINRA).

4.
Compliance.  The Registration Statement, the Pre-Pricing Prospectus and the Prospectus are, on their face, appropriately responsive, in all material respects, to the applicable requirements of the Act, except that in each case such counsel need express no opinion with respect to the financial statements and schedules, and other financial or reserve data, contained in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated by the Underwriting Agreement have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated by the Underwriting Agreement complies with, the requirements of Rule 415 under the Act; and each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, was, on its face, appropriately responsive in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules, and other financial data derived therefrom, contained in such document, as to which we express no opinion).

5.
Ineligible Issuer.  To our knowledge, the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement.

6.
Effective Registration Statement.  The Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 or Rule 430B under the Act has been made in the manner and within the time period required by such Rule 424 and in compliance with Rule 430B under the Act.

7.	Investment Company. The Company is not an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

8.
Summary Statements.  The statements in the Disclosure Package and the Prospectus under the headings “Description of Capital Stock,” “Description of Preferred Stock” and “Certain United States Tax Considerations,” insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, constitute accurate summaries of such documents, legal proceedings and laws in all material respects.

9.
No Registration Rights.  No person or entity has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or any document incorporated therein by reference or otherwise known to us, to cause the Company to register under the Act any shares of Preferred Stock or Common Stock or shares of any other capital stock or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Company and the Subsidiaries and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by federal law and the Delaware General Corporation Law and the Delaware Limited Liability Company Act and the laws of the State of Texas, and (iv) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any shareholders of the Company or any Subsidiary of the Company may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, the independent public accountants of the Company and your representatives, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A)           the Registration Statement, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)           the Disclosure Package (together with the public offering price per Share, number of Firm Shares and number of Additional Shares), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C)           the Prospectus, as of its date and at the time of purchase contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included in, or excluded from, the Registration Statement or the Prospectus or the Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

ANNEX A TO EXHIBIT B

Name:	Jurisdiction:
Energy XXI, Inc.	Delaware
Energy XXI USA, Inc.	Delaware
Energy XXI Gulf Coast, Inc.	Delaware
Energy XXI Services, LLC	Delaware
Energy XXI GOM, LLC	Delaware
Energy XXI Texas Onshore, LLC (f/k/a Energy XXI Texas GP, LLC)	Delaware
Energy XXI Onshore, LLC (f/k/a Energy XXI Texas, LP)	Delaware

B-Annex A

EXHIBIT C

FORM OF OPINION OF INTERNAL COUNSEL

1.
Valid Capital Stock.  All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform to the description thereof contained in each of the Disclosure Package and the Prospectus.

2.
No Additional Document.  There are no contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed as required.

3.
No Legal Action.  The Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement and there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus but are not so described as required.

4.
No Conflicts.  The execution, delivery and performance of the Underwriting Agreement and the Certificate of Designation, the issuance and sale of the Shares, the issuance of the Underlying Shares upon conversion of the Shares, and the consummation of the transactions contemplated thereby will not conflict with, require any approval, authorization or consent under, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the Organizational Documents of the Company or any of the Subsidiaries, (ii)  any agreement or other instrument filed as an exhibit to the Registration Statement or any Incorporated Document, (iii) the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the laws of the State of Texas or federal law other than the registration of the Shares under the Act, which has been effected (except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters nor any opinion with respect to the Conduct Rules of FINRA).

5.
Effective Registration Statement.  The Registration Statement has become effective under the Act and, to my knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 or Rule 430B under the Act has been made in the manner and within the time period required by such Rule 424 and in compliance with Rule 430B under the Act.

6.
Good Standing and Foreign Qualification.  The Company and each of the Subsidiaries are in good standing and are duly qualified to do business as a foreign corporation, as the case may be, in each jurisdiction set forth opposite its name on Annex A hereto.

7.
Summary Statements.  The statements in the Disclosure Package and the Prospectus under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, constitute accurate summaries of such documents, legal proceedings and laws in all material respects.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Company and the Subsidiaries and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by federal law and the Delaware General Corporation Law and the Delaware Limited Liability Company Act and the laws of the State of Texas, and (iv) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any shareholders of the Company or any Subsidiary of the Company may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, the independent public accountants of the Company and your representatives, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A)           the Registration Statement, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)           the Disclosure Package (together with the public offering price per Share, number of Firm Shares and number of Additional Shares), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C)           the Prospectus, as of its date and at the time of purchase contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included in, or excluded from, the Registration Statement or the Prospectus or the Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

ANNEX A TO EXHIBIT C

Good Standing and Foreign Qualification

Name:	Jurisdiction:	Foreign Qualification:

Energy XXI (Bermuda) Limited	Bermuda	None

Energy XXI (US Holdings) Limited	Bermuda	None

Energy XXI, Inc.	Delaware	None

Energy XXI USA, Inc.	Delaware	TX

Energy XXI Gulf Coast, Inc.	Delaware	LA, TX

Energy XXI Services, LLC	Delaware	TX

Energy XXI GOM, LLC	Delaware	LA, TX

Energy XXI Texas Onshore, LLC	Delaware	LA, TX
(f/k/a Energy XXI Texas GP, LLC)

Energy XXI Onshore, LLC	Delaware	LA, TX
(f/k/a Energy XXI Texas, LP)

C-Annex A

EXHIBIT D

FORM OF OPINION OF APPLEBY HUNTER BAILHACHE

1.
Organization and Good Standing.  Each of the Company and Energy XXI (US Holdings) Limited (the “Bermuda Subsidiary”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Bermuda, with full corporate power and authority to own, lease and operate its properties and conduct its business in each case as described in the Disclosure Package and the Prospectus, and, in the case of the Company, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares as contemplated by the Underwriting Agreement.

2.	Underwriting Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3.	Certificate of Designation. The Certificate of Designation has been duly authorized, executed and delivered by the Company.

4.	Shareholder Rights. To our knowledge, the Shares are free of contractual preemptive rights, resale rights, rights of first refusal and similar rights.

5.	Valid Shares. The Shares have been duly authorized and validly issued and are fully paid and non-assessable.

6.
Valid Underlying Shares. The Underlying Shares initially issuable upon conversion of the Shares have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be fully paid and non-assessable.

7.
Capitalization.  The Company has an authorized and outstanding capitalization as set forth in the Disclosure Package and the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and such issued and outstanding shares of capital stock and the Shares are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the certificates for the Shares are in due and proper form.

8.	Conforming Capital Stock. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus.

9.
Summary Statements.  The statements in the Disclosure Package and the Prospectus under the headings “Description of Capital Stock,” “Description of Preferred Stock” and “Bermuda Tax Considerations,” insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, constitute accurate summaries of such documents, legal proceedings and laws in all material respects.

D-1

10.
No Conflicts.  The execution, delivery and performance of the Underwriting Agreement and the Certificate of Designation, the issuance and sale of the Shares, the issuance of the Underlying Shares upon conversion of the Shares, and the consummation of the transactions contemplated thereby will not conflict with, require any approval, authorization or consent under, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) Organizational Documents of the Company or the Bermuda Subsidiary or (ii) the laws of Bermuda.

D-2

EXHIBIT E

OFFICERS’ CERTIFICATE

Each of the undersigned, John D. Schiller, Jr., Chairman and Chief Executive Officer of Energy XXI (Bermuda) Limited, a Bermuda corporation (the “Company”), and David West Griffin, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(k) of that certain Underwriting Agreement dated December 8, 2009 (the “Underwriting Agreement”) among the Company, UBS Securities LLC and Credit Suisse Securities (USA) LLC, that as of December 14, 2009:

1.	He has reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (j) of Section 6 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In Witness Whereof, the undersigned have hereunto set their hands on this December 14, 2009.

Name:	John D. Schiller, Jr.
Title:	Chairman and Chief Executive
Officer

Name:	David West Griffin
Title:	Chief Financial Officer

E-1